UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                        December 31, 2004
           Date of Report (Date of earliest event reported)

                     Certified Services, Inc.
          (Exact name of Registrant as specified in charter)

	Nevada                 0-31527	               88-0444079
(State or other jurisdiction  (Commission File     (IRS. Employer
       of incorporation)        Number)         Identification No)


5101 N.W. 21st Avenue, Suite 350, Fort Lauderdale, Florida 33309
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (954)315-2330

Section 1. Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On December 31, 2004, the Registrant entered into a Sale, Assignment and Assumption Agreement (the "Agreement") with Berkeley Insurance Group, Inc., a privately owned Delaware corporation ("Berkeley"). Pursuant to the Agreement, which was effective as of July 1, 2004, and in consideration for a purchase price of $2,500,000, comprised of the assumption of $1,466,666 in original acquisition debt and promissory notes for the balance, the Registrant sold all of its right, title and interest in all of the issued and outstanding shares of Common Stock, $1.00 par value per share, of Kenneth I. Tobey, Inc., a privately owned Washington corporation ("Tobey") that the Registrant acquired pursuant to a written Stock Purchase Agreement dated August 2, 2004, but effective as of July 1, 2004. The transaction with Tobey was reported in Item 5 of the Registrant's Form 10-Q Quarterly Report filed on August 12, 2004.

Item 9.01  Financial Statements and Exhibits

  (c)  Exhibits.

      1.) Exhibits Filed With This Report

          $300,000 promissory note dated December 30, 2004 $533,333.33 promissory note dated December 30, 2004 $500,000 promissory note dated December 30, 2004 Guaranty of Berkeley Insurance Group, Inc. $1,000,000 4% promissory note dated June 30, 2004

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     CERTIFIED SERVICES, INC.

Dated:  January 5, 2004
                                  By: /s/ Danny L. Pixler
                                     ------------------------
                                  Name: Danny L. Pixler
                                  Title:  Chief Executive Officer

Sale, Assignment and Assumption Agreement (the "Agreement") made this 31st day of December 2004 but effective as of July 1, 2004, by and between Certified Services, Inc., a publicly owned Nevada corporation with a office at 5101 N.W. 21st Avenue, Suite 350, Fort Lauderdale, Florida 33309 ("CSRV") and Berkeley Insurance Group, Inc., a privately owned Delaware corporation with an office at 25 DeForest Avenue, Suite 108, Summit, New Jersey 07901 ("Berkeley"). CSRV and Berkeley are sometimes hereinafter individually referred to as a "Party" or collectively as the "Parties".

W I T N E S S E T H:

WHEREAS, on August 2, 2004, and pursuant to a written Stock Purchase Agreement of even date therewith (the "Stock Purchase Agreement") between CSRV and Kenneth I. Tobey, Inc., a privately owned Washington corporation with an office at 11100 N.E. 8th Street, Suite 420, Bellevue, Washington 98004 ("Tobey"), CSRV purchased all 27,000 of the issued and outstanding shares of Common Stock, $1.00 par value per share, of Tobey (the "Tobey Shares"); and

WHEREAS, the $1,000,000 four (4%) percent promissory note dated June 30, 2004 between CSRV as Maker and Harold Anderson as Holder, a copy of which is annexed hereto as Exhibit "A" and hereby incorporated herein by reference (the "4% Note"), comprised a material portion of the purchase price paid by CSRV for the Tobey Shares; and

WHEREAS, pursuant to the Stock Purchase Agreement, CSRV remains obligated to make a $233,333.33 payment to Tobey on February 2, 2005 (the "First Remaining Payment") and an additional $233,333.34 payment to Tobey on May 2, 2005 (the
"Second Remaining Payment"); and

WHEREAS, on December 30, 2004, and pursuant to the 4.5%
Promissory Note annexed hereto as Exhibit "B" and hereby incorporated herein by reference (the "New Note"), CSRV advanced the sum of Three Hundred Thousand ($300,000) Dollars to Tobey for working capital purposes; and

WHEREAS, Berkeley, which desires to acquire the Tobey Shares from CSRV, is willing to: (i) assume CSRV's obligations under the 4% Note; (ii) assume CSRV's obligation to make the First Remaining Payment and the Second Remaining Payment; (iii) guaranty Tobey's obligations under the New Note; (iv) deliver to CSRV the $533,333.33 and the $500,000 promissory notes enumerated in Section 3C and 3D below; and (v) grant to CSRV the security interest in the collateral set forth under Section 4 below; and

WHEREAS, CSRV is willing to sell its interest in the Tobey
Shares to Berkeley on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual benefits derived hereunder, the receipt and adequacy of which is hereby accepted and acknowledged, the Parties agree as follows:

1. Sale and Purchase of the Tobey Shares. On the terms and subject to the conditions hereinafter set forth, CSRV hereby sells, transfers and assigns all of CSRV's right, title and interest in and to the Tobey Shares to Berkeley and Berkeley hereby purchases all of CSRV's right, title and interest in and to the Tobey Shares from CSRV in accordance with the terms hereof. Accordingly, and only, upon Berkeley's payment of the full Purchase Price, in the manner enumerated herein, CSRV, intending to be legally bound, shall have granted, bargained, sold, conveyed, transferred, assigned and delivered, and by these presents shall have granted, bargained, sold, conveyed, transferred, assigned and delivered to Berkeley, its successors and assigns, all of the right, title and interest of CSRV in and to the Tobey Shares.

2. Closing. The closing of the transaction memorialized by this Agreement (the "Closing") shall take place at the offices of CSRV via facsimile followed by hard copy delivered by overnight package delivery service, simultaneously with the execution and delivery of this Agreement, the First Note and the Second Note (as such terms are hereinafter defined in Sections 3(C) and 3 (B) below.

3. Purchase Price. The Purchase price for the Tobey Shares is Two Million Five Hundred Thousand ($2,500,000) Dollars, which the Parties hereby acknowledge and accept as a fair, just and reasonable price for a control block of restricted securities of a privately owned company (the "Purchase Price"). The Purchase Price shall be paid as follows:

  A.	Assumption of the 4% Note.    Berkeley hereby: (i)
  assumes all of the duties, obligations and responsibilities of CSRV under the 4% Note; (ii) covenants and agrees to fulfill all of CSRV's duties and obligations under the 4% Note; and (iii) covenants and agrees to indemnify and hold CSRV harmless from any and all liability attendant upon and under the 4% Note (the "4% Note Assumption"). CSRV hereby consents to the 4% Note Assumption;

  B.	Assumption of the First Remaining Payment and the
  Second Remaining Payment. Berkeley hereby: (i) assumes all of the duties, obligations and responsibilities of CSRV to make the First Remaining Payment and the Second Remaining Payment to Tobey; (ii) covenants and agrees to fulfill all of CSRV's duties and obligations to make the First Remaining Payment and the Second Remaining Payment to Tobey; and (iii) covenants and agrees to indemnify and hold CSRV harmless from any and all liability attendant upon its duty and obligation to make the First Remaining Payment and the Second Remaining Payment to Tobey (the "Remaining Payment Assumption"). CSRV hereby consents to the Remaining Payment Assumption;

  C.	Delivery of a $533,333.33 Promissory Note.
  Simultaneously with the execution of this Agreement, Berkeley shall deliver to CSRV a promissory note in the principal amount of $533,333.33, a copy of which is annexed hereto as Exhibit "C" and hereby incorporated herein by reference (the "First Note". The First Note shall be for a term of 44 months, shall bear interest at the rate of five and one quarter (5.25%) percent payable in 36 equal monthly installments of principal and interest of $16,044.41 commencing on September 1, 2005;

  D.	Delivery of a $500,000 Promissory Note.  Simultaneously
  with the execution of this Agreement, Berkeley shall deliver to CSRV a promissory note in the principal amount of $500,000, a copy of which is annexed hereto as Exhibit "D" and hereby incorporated herein by reference (the "Second Note"). The Second Note shall be for a term of 44 months, shall bear interest at the rate of five and one quarter (5.25%) percent payable in 36 equal monthly installments of principal and interest of $15,041.64 commencing on September 1, 2005;

  E.	Assumption of Employment Contract.  Berkeley hereby: (i)
  assumes all of the duties, obligations and responsibilities of CSRV under the employment contract with Harold Anderson attached to the Stock Purchase Agreement (the "Employment Contract");
  (ii) covenants and agrees to fulfill all of CSRV's duties and obligations under the Employment Contract; and (iii) covenants and agrees to indemnify and hold CSRV harmless from any and all liability attendant upon its duty and obligation under the Employment Contract;

  F.	Assumption of the Stock Purchase Agreement.  Berkeley
  hereby: (i) assumes all of the duties, obligations and responsibilities of CSRV under the Stock Purchase Agreement;
  (ii) covenants and agrees to fulfill all of CSRV's duties and obligations under the Stock Purchase Agreement; and (iii) covenants and agrees to indemnify and hold CSRV harmless from any and all liability attendant upon its duty and obligation under the Stock Purchase Agreement; and

  G.	Guaranty of the New Note.  Berkeley hereby guarantees
  the obligations of Tobey under the New Note. In this regard, and at the Closing, Berkeley hereby covenants and agrees to execute the guaranty annexed hereto as Exhibit "E" and hereby incorporated herein by reference (the "Guaranty").

4. Collateral Security. As collateral security for the faithful performance of Berkeley's obligations hereunder, and in the event Berkeley shall fail to make any payment when due, Berkeley hereby agrees, acknowledges and accepts that CSRV shall forthwith, on two days prior written notice, be entitled to: (i) cure any and all defaults under the 4% Note, the First Note and the Second Note, the First Remaining Payment, the Second Remaining Payment and/or the Employment Contract; (ii) to seize and take sole possession of the Tobey Shares and/or to succeed to any and all rights that Berkeley may have or may have acquired in the Tobey Shares; and/or (iii) to pursue such other remedies as CSRV may have in law or equity including, in full settlement of liquidating damages, take title to the Collateral and the Tobey Shares.

5. Representations and Warranties of CSRV. CSRV, by virtue of its execution of this Agreement, hereby represents and warrants to Berkeley as follows:

  A.	CSRV is a corporation duly organized, validly existing
  and in good standing under the laws of the State of Nevada with power and authority to conduct its business as the same is presently being conducted;

  B.	CSRV has full power, right and authority to execute and
  perform this Agreement in the time and manner contemplated, and to sell the Shares made the subject hereof. The execution and delivery of this Agreement and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by its Board of Directors, and no other corporate action or proceedings on the part of CSRV is necessary to authorize this Agreement and the transactions contemplated hereby;

  C.	To the best of CSRV's knowledge and belief the Shares
  are duly and validly issued, fully paid, non-assessable;

  D.	CSRV's ownership rights in and to the Shares is subject
  to the fulfillment of its duties, guaranties and obligations to Tobey under the Stock Purchase Agreement;

  E.	The execution and performance of this Agreement and the
  delivery of the Shares will not result in a breach of or violate the provisions of any contract or agreement to which CSRV is a party or to which the Shares are or may be the subject; and

  F.	CSRV is the sole owner of the New Note, which New Note
  was never assigned or hypothecated by CSRV.

6. Representations and Warranties of Berkeley. By virtue of the execution of this Agreement, Berkeley hereby represents, warrants to and/or covenants with CSRV as follows:

  A.	Berkeley is a corporation duly organized, validly
  existing and in good standing under the laws of the States of Delaware with power and authority to conduct its business as the same is presently being conducted;

  B.	Berkeley has full power, right and authority to execute
  and perform this Agreement in the time and manner contemplated, and to purchase the Shares made the subject hereof. The execution and delivery of this Agreement and the performance of Berkeley's obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by its Board of Directors, and no other corporate action or proceedings on the part of Berkeley is necessary to authorize this Agreement and the transactions contemplated hereby;

  C.	The execution and performance of this Agreement, the
  purchase of the Shares and the granting of the First Lien in the Collateral will not result in a breach of or violate the provisions of any contract or agreement to which Berkeley is a party or to which the Shares or the Collateral are or may be the subject;

  D.	Until and unless all required payment under this
  Agreement shall have been made, Berkeley hereby covenants and agrees to furnish CSRV with the following financial reports and other related documentation of Berkeley and Tobey:

    1.)	Quarterly unaudited financial statements within 60 days
    after the end of each calendar quarter;

    2.)	Annual audited financial statements within 120 days
    after the end of each calendar year;

    3.)	Copies of any payment default notices or similar
    correspondence received from Tobey, Harold Anderson or any other third party in interest, within one day of the receipt thereof; and

    4.)	Such business projections and other financial
    information or documentation as CSRV may reasonably request to verify Berkeley's obligations and ability to perform under this Agreement.

  E.	Berkeley hereby covenants and agrees to execute and
  deliver the Guaranty to CSRV at the Closing; and


7. Expenses. Regardless of whether or not the transaction contemplated herein is consummated, each Party shall promptly pay, shall be responsible for, and account for on its respective financial statements all costs and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby.

8. Termination. This Agreement may be terminated at any time prior to the Closing Date by mutual consent of the Boards of Directors of both Parties.

9. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties hereto.

10.Waiver. At any time prior to the Closing Date, the Parties hereto, by action taken by its respective Boards of Directors and accepted in writing by the other Party, may: (i) extend the time for the performance of any Party; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto; and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a Party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such Party and accepted in writing by the other Party. The failure of any Party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any of provision, term, condition, warranty, representation or guaranty contained herein.

11.Broker and Investment Banking Fees. The Parties represent and warrant that they have not engaged the services of any broker, finder, or other person of similar kind who might be due compensation as a result of the transactions contemplated herein. Each Party agrees to hold and indemnify the other harmless from and against claims by any third party due compensation as a broker, finder, or other person of similar kind who might be due compensation as a result of the transactions contemplated herein.

12.Binding Effect. All of the terms and provisions of the Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the Parties hereto and their respective successors. This Agreement shall not be assignable under any circumstances.

13.Entire Agreement. Each of the Parties hereto, covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written and oral, of the Parties hereto with respect to the subject matter of this Agreement and that there exists no oral agreement or understanding express or implied, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, impaired or affected. There are no representations, warranties or covenants other than those set forth herein.

14.Governing Law. This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New York, irrespective of the place of domicile or residence of any Party.

15.Arbitration. The Parties agree that in the event of a controversy arising out of the interpretation, construction, performance or breach of the Agreement, any and all claims arising out of or relating to this Agreement shall be settled by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in New York City before a single arbitrator, except as provided below. The decision of the arbitrator(s) will be enforceable in any court of competent jurisdiction. The Parties hereby agree and consent that service of process by mail in any such arbitration proceeding outside the City of New York shall be tantamount to service in person within New York, New York and shall confer personal jurisdiction on the American Arbitration Association. In any dispute where a Party seeks Fifty Thousand Dollars ($50,000.00) or more in damages, three (3) arbitrators will be employed. In resolving all disputes between the Parties, the arbitrators will apply the law of the State of New York, except as may be modified by this Agreement. The arbitrators are, by this Agreement, directed to conduct the arbitration hearing no later than three (3) months from the service of the statement of claim and demand for arbitration unless good cause is shown establishing that the hearing cannot fairly and practically be so convened. The arbitrators will resolve any discovery disputes by such pre-hearing conferences as may be needed. All Parties agree that the arbitrators and any counsel of record to the proceeding will have the power of subpoena process as provided by law. Notwithstanding the foregoing, if a dispute arises out of or related to this Agreement, or the breach thereof, before resorting to arbitration the Parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association.

16.Originals. This Agreement may be executed in counterparts each of which so executed shall be deemed an original and constitute one and the same agreement.

17. Addresses of the Parties. Each Party shall at all times keep the other Party informed of its principal place of business if different from that stated herein, and promptly notify the other of any change, giving the address of the new principal place of business.

18.Notices. Any notice required or contemplated by this Agreement shall be deemed sufficiently given when delivered in person, transmitted by facsimile (if followed by a copy by mail within three (3) business days) or sent by registered or certified mail or priority overnight package delivery service to the principal office of the Party entitled to notice or at such other address as the same may designate in a notice for that purpose. All notices shall be deemed to have been made upon receipt, in the case of mail, personal delivery or facsimile, or on the next business day, in the case of priority overnight package delivery service. Such notices shall be addressed and sent or delivered to the addresses first appearing above.

19.Release of Information. The Parties hereby agree that any and all releases of public information concerning this transaction shall be made only with the mutual consent in writing of both of the Parties as to form, content and kind.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

Certified Services, Inc.


By: /s/ Danny L/ Pixler
   ---------------------------------
       Danny L. Pixler, President


Berkeley Insurance Group, Inc.


By: /s/ Robrert J. Redican
   ---------------------------------
       Robert J. Redican,
       Chief Operating Officer

                         EXHIBIT "A"

                       PROMISSORY NOTE

AMOUNT: $1,000,000                                 August 8, 2004

FOR VALUE RECEIVED, Certified Services, Inc. (Maker). Promises to pay Harold Anderson (Holder) on order the principal sum of One Million Dollars ($1,000,000). This will consist of one hundred (100) consecutive monthly payments of $11,775.58 each. The first monthly payment is due August 2, 2004 and the final payment is due November 21, 2012. The interest rate will be four percent (4%).

If any default, defined as any payment more than thirty (30) days past due, with the seller giving the purchaser thirty (30) days from the date of the past due payment to cure the default, the agreement becomes due and payable immediately, this agreement is cancelled and the seller regains control of all the stock of Kenneth I. Tobey, Inc. and takes back total control of the operation. The note is secured by one thousand (1,000) shares of Certified Services, Inc. preferred stock.

All parties hereto, including Maker and any endorsers, and/or guarantors hereby waive present amount and all demands and notices in connection with the delivery, acceptance, performance, and enforcement of this Note. Should payment not be made when due or in the event of default, each party shall pay to Holder the costs of collection, including reasonable attorney fees. Liability shall be joint and several regarding the Maker.

Unless and until written notice to the contrary is given by Holder, all payments hereunder shall be sent to Harold Anderson, 6802-117th Avenue Northeast, Kirkland, WA 98033.

Any assignment for the benefit of creditors by Maker or the institution by or against Maker of any proceedings under the Bankruptcy Act or any other law in which Maker is alleged to be insolvent or unable to pay debts as they mature shall be deemed a demand and shall render this Promissory Note due and payable immediately. Maker agrees that in the event of bankruptcy this Note will be immediately reinstated.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this Note shall be fully paid and waive demand, presentment and protest and all notices thereto and further agree to remain bound, notwithstanding any extension, modification, waiver or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this note, or upon the exchange, substitution or release of any collateral granted as security for this note.

Collection of this note will be bound by the Laws of the State of Washington in the County of King.

WITNESS:			CERTIFIED SERVICES, INC. (Maker)

/s/ Christine L. Miskin 	/s/ Danny Pixler
Date: June 17, 2004		Name/ Title: President & C.E.O.
				Date: June 17, 2004

                          EXHIBIT "B"

                        PROMISSORY NOTE


$300,000								               December 30, 2004
Bellevue, Washington


FOR VALUE RECEIVED, Kenneth I. Tobey, Inc., a privately owned Washington corporation with an office at 11100 N.E. 8th Street, Suite 420, Bellevue, Washington 98004 (the "Maker"), hereby covenants and promises to pay to the order of Certified Services, Inc., a publicly owned Nevada corporation with a office at 5101 N.W. 21st Avenue, Suite 350, Fort Lauderdale, Florida 33309 (the "Holder"), the principal sum of Three
Hundred Thousand and 00/100 Dollars ($300,000), together with simple interest at the rate of four and one half (4.50) percent per annum, in lawful money of the United States of America, payable in Twelve (12) equal monthly installments of principal and accrued interest of Twenty-Five Six Hundred Thirteen and 56/100 Dollars ($25,613.56), commencing on January 31, 2005, and continuing to and including December 31, 2005 (the "Due Date"). All principal, interest and other costs hereunder shall be due and payable to the Holder of this Promissory Note (the "Note") on or before the Due Date.

The Maker shall have the right to prepay, without penalty, all or any part of the unpaid balance of this Note at any time on five (5) days prior written notice. The Maker shall not be entitled to re-borrow any prepaid amounts of the principal, interest or other costs or charges. The Maker is duly authorized to enter into this Note.

Further, it is agreed that if this Note is not paid when due or declared due hereunder, the principal and accrued interest thereon shall draw interest at the rate of four and one half (4.50%) percent per annum, and that failure to make any monthly payment of principal and interest when due shall, at the sole option of the Holder, and without notice or demand for payment, cause the whole Note to become due at once.

The Maker and all endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of the indebtedness evidenced by this Note hereof severally and jointly: (i) waive presentment for payment, protect diligence, notice of nonpayment and of protest, and agreement to any extension of time of payment and partial payments before, at or after maturity; and
(ii) covenant and agree to pay all costs of collection, including reasonable attorneys' fees and all costs of suit, in case the unpaid principal sum of this Note or any monthly payment of interest and principal or any premium is not paid when due, or in the event the Holder is made a party to any litigation because of the existence of the indebtedness evidenced by this Note, whether suit be brought or not, and whether through courts of original jurisdiction, as well as appellate or bankruptcy courts or other legal proceedings.

The Maker acknowledges that the Note is enforceable, valid and binding upon the Maker. If for any reason, any court authority or governmental entity declares this Note invalid, unlawful or against public policy, the Maker acknowledges that its obligation to repay the Note shall not be affected by such declaration.

This Note may only be amended, canceled or discharged upon satisfaction by the Maker of its obligations herein, and in a writing signed by the Holder or its successors or assigns. This Note shall be binding upon and inure to the benefit of any successor of the Maker or the successors or assigns of the Holder. Any such successor of the Maker shall be deemed substituted for the Maker under the terms of this Note for all purposes. As used herein, "successor" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Maker. This Note shall not be assignable by the Maker without the express prior written consent of the Holder.

This Note shall be construed and interpreted in accordance with the laws of the State of Nevada without reference to conflict of laws principle. Any action commenced by a party herein shall be venued in the appropriate court of competent jurisdiction located in the County of Las Vegas, State of Nevada.

Dated: 	Bellevue, Washington
        December 30, 2004

Kenneth I. Tobey, Inc.


By:  /s/ Harold Anderson
     ----------------------------
       Harold Anderson, President

                       EXHIBIT "C"

                     PROMISSORY NOTE


$533,333.33								               December 31, 2004
Summit, New Jersey


FOR VALUE RECEIVED, Berkeley Insurance Group, Inc., a Delaware corporation with an office at 25 DeForest Avenue, Suite 108, Summit, New Jersey 07901 (the "Maker"), hereby covenants and promises to pay to the order of Certified Services, Inc., a publicly owned Nevada corporation with an office at 5101 N.W. 21st Avenue, Suite 350, Fort Lauderdale, Florida 33309 (the "Holder"), the principal sum of Five Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($533,333.33), together with simple interest at the rate of five and one quarter (5.25) percent per annum, in lawful money of the United States of America, payable in Thirty-Six (36) equal monthly installments of principal and accrued interest of Sixteen Thousand Forty-Four and 41/100 Dollars ($16,044.41), commencing on September 1, 2005, and continuing to and including August 31, 2008 (the "Due Date"). All principal, interest and other costs hereunder shall be due and payable to the Holder of this Promissory Note (the "Note") on or before the Due Date.

The Maker shall have the right to prepay, without penalty, all or any part of the unpaid balance of this Note at any time on five (5) days prior written notice. The Maker shall not be entitled to re-borrow any prepaid amounts of the principal, interest or other costs or charges. The Maker is duly authorized to enter into this Note.

Further, it is agreed that if this Note is not paid when due or declared due hereunder, the principal and accrued interest thereon shall draw interest at the rate of five and one quarter (5.25%) percent per annum, and that failure to make any monthly payment of principal and interest when due shall, at the sole option of the Holder, and without notice or demand for payment, cause the whole Note to become due at once.

The Maker and all endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of the indebtedness evidenced by this Note hereof severally and jointly: (i) waive presentment for payment, protect diligence, notice of nonpayment and of protest, and agreement to any extension of time of payment and partial payments before, at or after maturity; and (ii) covenant and agree to pay all costs of collection, including reasonable attorneys' fees and all costs of suit, in case the unpaid principal sum of this Note or any monthly payment of interest and principal or any premium is not paid when due, or in the event the Holder is made a party to any litigation because of the existence of the indebtedness evidenced by this Note, whether suit be brought or not, and whether through courts of original jurisdiction, as well as appellate or bankruptcy courts or other legal proceedings.

The Maker acknowledges that the Note is enforceable, valid and binding upon the Maker. If for any reason, any court authority or governmental entity declares this Note invalid, unlawful or against public policy, the Maker acknowledges that its obligation to repay the Note shall not be affected by such declaration.

This Note may only be amended, canceled or discharged upon satisfaction by the Maker of its obligations herein, and in a writing signed by the Holder or its successors or assigns.
This Note shall be binding upon and inure to the benefit of any successor of the Maker or the successors or assigns of the Holder. Any such successor of the Maker shall be deemed substituted for the Maker under the terms of this Note for all purposes. As used herein, "successor" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Maker. This Note shall not be assignable by the Maker without the express prior written consent of the Holder.

This Note shall be construed and interpreted in accordance with the laws of the State of Nevada without reference to conflict of laws principle. Any action commenced by a party herein shall be venued in the appropriate court of competent jurisdiction located in the County of Las Vegas, State of Nevada.

Dated: 	Summit, New Jersey
		December 31, 2004

Berkeley Insurance Group, Inc.


By: /s/ Robert J. Redican
    ----------------------------
       Robert J. Redican,
       Chief Operating Officer

                        EXHIBIT "D"

                      PROMISSORY NOTE


$500,000								               December 31, 2004
Summit, New Jersey

FOR VALUE RECEIVED, Berkeley Insurance Group, Inc., a Delaware corporation with an office at 25 DeForest Avenue, Suite 108, Summit, New Jersey 07901 (the "Maker"), hereby covenants and promises to pay to the order of Certified Services, Inc., a publicly owned Nevada corporation with an office at 5101 N.W. 21st Avenue, Suite 350, Fort Lauderdale, Florida 33309 (the "Holder"), the principal sum of Five Hundred Thousand and 00/100 Dollars ($500,000), together with simple interest at the rate of five and one quarter (5.25) percent per annum, in lawful money of the United States of America, payable in Thirty-Six (36) equal monthly installments of principal and accrued interest of Fifteen Thousand Forty-One and 64/100 Dollars ($15,041.64), commencing on September 1, 2005, and continuing to and including August 31, 2008 (the "Due Date"). All principal, interest and other costs hereunder shall be due and payable to the Holder of this Promissory Note (the "Note") on or before the Due Date.

The Maker shall have the right to prepay, without penalty, all or any part of the unpaid balance of this Note at any time on five (5) days prior written notice. The Maker shall not be entitled to re-borrow any prepaid amounts of the principal, interest or other costs or charges. The Maker is duly authorized to enter into this Note.

Further, it is agreed that if this Note is not paid when due or declared due hereunder, the principal and accrued interest thereon shall draw interest at the rate of five and one quarter (5.25%) percent per annum, and that failure to make any monthly payment of principal and interest when due shall, at the sole option of the Holder, and without notice or demand for payment, cause the whole Note to become due at once.

The Maker and all endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of the indebtedness evidenced by this Note hereof severally and jointly: (i) waive presentment for payment, protect diligence, notice of nonpayment and of protest, and agreement to any extension of time of payment and partial payments before, at or after maturity; and (ii) covenant and agree to pay all costs of collection, including reasonable attorneys' fees and all costs of suit, in case the unpaid principal sum of this Note or any monthly payment of interest and principal or any premium is not paid when due, or in the event the Holder is made a party to any litigation because of the existence of the indebtedness evidenced by this Note, whether suit be brought or not, and whether through courts of original jurisdiction, as well as appellate or bankruptcy courts or other legal proceedings.

The Maker acknowledges that the Note is enforceable, valid and binding upon the Maker. If for any reason, any court authority or governmental entity declares this Note invalid, unlawful or against public policy, the Maker acknowledges that its obligation to repay the Note shall not be affected by such declaration.

This Note may only be amended, canceled or discharged upon satisfaction by the Maker of its obligations herein, and in a writing signed by the Holder or its successors or assigns. This Note shall be binding upon and inure to the benefit of any successor of the Maker or the successors or assigns of the Holder. Any such successor of the Maker shall be deemed substituted for the Maker under the terms of this Note for all purposes. As used herein, "successor" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Maker. This Note shall not be assignable by the Maker without the express prior written consent of the Holder.

This Note shall be construed and interpreted in accordance with the laws of the State of Nevada without reference to conflict of laws principle. Any action commenced by a party herein shall be venued in the appropriate court of competent jurisdiction located in the County of Las Vegas, State of Nevada.

Dated: 	Summit, New Jersey
		December 31, 2004

Berkeley Insurance Group, Inc.


By: /s/ Robert J. Redican
    ---------------------------------
       Robert J. Redican, Chief
       Operating Officer

                        EXHIBIT "E"

           Guaranty of Berkeley Insurance Group, Inc.

Berkeley Insurance Group, Inc., a privately owned Delaware corporation with an office at 25 DeForest Avenue, Suite 108, Summit, New Jersey 07901 (the "Guarantor"), hereby guarantees the obligations of Kenneth I. Tobey, Inc., a privately owned Washington corporation with an office at 11100 N.E. 8th Street, Suite 420, Bellevue, Washington 98004 ("Tobey") under and pursuant to a written 4.5%, 12 month promissory note dated December 30, 2004 in favor of Certified Services, Inc., a publicly owned Nevada corporation with a office at 5101 N.W. 21st Avenue, Suite 350, Fort Lauderdale, Florida 33309 (the "Note") as follows:

Section 1.1.  Guaranty.   The Guarantor hereby unconditionally
guarantees the payment when due, whether by demand or otherwise, of all of the obligations of the Maker under the Note and agrees to pay any and all reasonable expenses incurred by the Holder in enforcing any rights under this Guaranty. The guaranty provided for herein is a guaranty of payment and collectability.

Section 1.2. Nature of Guaranty. The Guarantor guarantees that the Note will be paid strictly in accordance with the terms thereof, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such items or the rights of the Holder of the Note with respect thereto, except as specifically provided herein. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

  A. Any lack of validity or enforceability of the Note, this Guaranty, or any other agreement or instrument relating thereto
(collectively the "Related Documents");

  B. Any change in the time, manner or place of payment of, or in any other terms of, the Note, or any other amendment or waiver of or any consent to departure from all or any of the Related Documents;

  C. Any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Note; or

  D. To the extent permitted by law, any other circumstance which might otherwise constitute a defense available to, or a discharge of the Guarantor in respect of the Note or the Guarantor in respect of this guaranty, other than the payment or the tender of payment in full of the Note.

This Guaranty shall continue to be effective or be as the case may be, if at any time any payment of any of the
Note is rescinded or must otherwise be returned by any holder of the Note upon the insolvency, bankruptcy or reorganization of the Guarantor or otherwise, all as though such payment had not been made.

The obligations of the Guarantor hereunder shall in no way be effected or impaired by any acceptance by any holder of the Note of any direct or indirect security for, or other guaranties of, any of the Note or by any failure, delay, neglect or omission by the Holder of the Note to realize upon or protect any of the Note or any notes or other instruments evidencing the Note or any direct or indirect security therefore or by any approval, consent, waiver, or other action taken, or omitted to be taken, by the Holder of the Note.

The obligations of the Guarantor under this Guaranty and the rights of the Holder of the Note to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise, including, without limitation, claims of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense, setoff, counterclaim, recoupment or termination whatsoever, other than the payment or the tender of payment in immediately available funds in full of the Note.

Section 1.3. Waivers by Guarantors; Subrogation. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to the Note and this Guaranty and any requirement that the Holder of the Note protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action (including, without limitation, any presentment or demand with respect to the Note) against the Guarantor or any other person or any collateral.

Section 1.4. Duration of Guaranty. The guaranty provided for herein is a continuing guaranty and shall (i) remain in full force and effect until the Note shall have been paid in full,
(ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Holder of the Note and its successors, transferees and assigns.

Section 1.5. Amendment. No amendment, modification or waiver of, or any action taken or not taken under or pursuant to, any of the terms and provisions of the Note shall effect or modify any of the terms or provisions of this Guaranty or any of the obligations of the Guarantor hereunder, except and to the extent expressly provided for in any such amendment, modification or waiver.

Berkeley Insurance Group, Inc.


By: /s/ Robert J. Redican
    ----------------------------
       Robert J. Redican,
       Chief Operating Officer